EXHIBIT 23.1
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference of our report dated March 24, 2009 with respect to the consolidated financial statements of Sutron Corporation included in the Annual Report on Form 10-K for the year ended December 31, 2008 into the Company's previously filed Registration Statement on Form S-8 (No. 333-125997).


/s/ Thompson, Greenspon & Co., P.C.
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March 31, 2009
Fairfax, Virginia